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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------
                                  FORM 8-K/A


                          FIRST COMMERCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


                               AMENDMENT NO.   1
                                             -----

    The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated November 30, 1995, by including as Exhibit 99 certain pro forma financial information reflecting the transactions described in Item 5 of this Form 8-K. The pro forma financial information attached as Exhibit 99 hereto has been amended to expand the disclosure to summarize (1) the total cost of the FDH acquisition, (2) the purchase price allocation, and (3) the useful lives assigned to fixed and intangible assets. Item 7, as amended, appears below in its entirety.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (c)  Exhibits

         99          Pro Forma Financial Information



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST COMMERCIAL CORPORATION



                                       By: /s/ J. Lynn Wright
                                          -------------------------
                                           J. Lynn Wright
                                           Chief Financial Officer
Date:  January 30, 1996












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                               Index to Exhibits


     Exhibit Number                       Exhibit
    ----------------     --------------------------------------------
          99              Pro forma Financial Information


















































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